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                                                                   EXHIBIT 32.1

    CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF THE
              SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

    In connection with the Annual Report of SED International Holdings, Inc (the "Company") on Form 10-K/A for the year ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark Diamond, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

        (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company, and for, the periods presented in this Report.

                                                      /s/ MARK DIAMOND
                                             ----------------------------------
                                                          Mark Diamond
                                             President & Chief Executive Officer
                                                 (Principal Executive Officer)


Dated: February 12, 2004

    The foregoing certification is being furnished solely pursuant to Section 906 of the Act and is not being filed as part of the Report or as a separate document.

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